UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 11, 2012

Fusion-io, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35188	20-4232255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2855 E. Cottonwood Parkway, Suite 100

Salt Lake City, Utah 84121

(Address of principal executive offices) (Zip code)

(801) 424-5500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 11, 2012, Fusion-io, Inc. (the “Company”) entered into the Third Amendment to Amended and Restated Loan and Security Agreement with Silicon Valley Bank (the “Amendment”) which amends the Amended and Restated Loan and Security Agreement, dated as of September 13, 2010 (as amended, the “Loan Agreement”), by and between the Company and Silicon Valley Bank.

The Amendment extends the maturity date of the revolving line of credit under the Loan Agreement to December 31, 2012.

A copy of the Amendment is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of such agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2012, the Compensation Committee of the Board of Directors of the Company approved changes to base salaries for the Company’s named executive officers (as well as the Company’s executive officers expected to be identified as named executive officers in the Company’s proxy statement for its 2012 annual meeting), to be effective as of July 1, 2012, as follows:

	FY 2012	FY 2013
David A. Flynn	$360,000	$500,000
Dennis P. Wolf	270,000	340,000
Richard W. Boberg	210,000	280,000
Neil A. Carson	240,000	280,000
James L. Dawson	255,000	310,000
Lance L. Smith	300,000	360,000
Rick C. White	240,000	281,000

Also on September 12, 2012, the Compensation Committee approved targets for short-term incentive award opportunities, which awards will be based on performance for the fiscal year ending June 30, 2013. These targets will be based on the following percentages of the respective officer’s base salary:

	FY 2012 Target	FY 2013 Target
David A. Flynn	100%	100%
Dennis P. Wolf	70%	70%
Richard W. Boberg	50%	50%
Neil A. Carson	50%	50%
Lance L. Smith	70%	70%
Rick C. White	50%	50%

Incentive compensation for these named executive officers has been established pursuant and subject to the terms of the Company’s Executive Incentive Compensation Plan, a copy of which was filed as an exhibit to the Company’s Registration Statement on Form S-1, as amended, filed on May 23, 2011.

Mr. Dawson’s short term incentive award target for fiscal year ending June 30, 2013 is 100% of his base salary and is structured as a sales-based commission program based on bookings goals and gross margin targets.

Item 8.01	Other Events

We expect to identify Mr. Boberg, our Executive Vice President, Strategic Business Development and General Manager of Caching Solutions, and Mr. Dawson, our Executive Vice President, Worldwide Sales, as named executive officers in the Company’s proxy statement for its 2012 annual meeting of stockholders. The Company is filing a copy of Mr. Boberg’s employment offer letter agreement as Exhibit 10.2 to this current report on Form 8-K. The Company has previously filed a copy of Mr. Dawson’s employment offer letter agreement as Exhibit 10.17 to the Company’s registration statement on Form S-1/A, as amended, filed on May 6, 2011. The employment agreements of Messrs. Boberg and Dawson, and all our named executive officers, are subject to the changes approved by the Compensation Committee described above.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Amended and Restated Loan and Security Agreement with Silicon Valley Bank, dated as of September 11, 2012.

10.2	Offer Letter, dated as of August 4, 2011, between the Company and Richard W. Boberg.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION-IO, INC.

By:	/s/ Shawn J. Lindquist
Shawn J. Lindquist
Chief Legal Officer and Executive Vice President

Dated: September 14, 2012

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Amended and Restated Loan and Security Agreement with Silicon Valley Bank, dated as of September 11, 2012.

10.2	Offer Letter, dated as of August 4, 2011, between the Company and Richard W. Boberg.